Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 004
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risks and Uncertainties
The Plan provides for investments in various funds, which invest in equity and debt securities and other investments. Such investments are exposed to risks and uncertainties, such as interest rate risk, credit risk, economic and political risks, regulatory changes, and foreign currency risk. In addition, participants may elect to invest up to 25% of their contributions in the Hasbro Stock Fund. The underlying performance of this fund is dependent upon the performance of the Company and the market's evaluation of such performance. The Plan's exposure to a concentration of credit risk is subject to the Plan's investment funds selected by participants. These risks and uncertainties could impact participants' account balances and the amounts reported in the financial statements.